UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                    811-07533

The Lou Holland Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Suite 700

Chicago, IL 60606

(Address of principal executive offices)

Louis A. Holland

Holland Capital Management, L.P.

One North Wacker Drive, Suite 700

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Susan Chamberlain

Holland Capital Management, L.P.

One North Wacker Drive, Suite 700

Chicago, IL 60606

Registrant's telephone number, including area code: 312-553-4844

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1, 2007 – June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of

Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders

TRUSTEES AND OFFICERS

Carla S. Carstens, Trustee and Chair of the Audit Committee

Philip Halpern, Trustee

Louis A. Holland, President and Trustee

Founding Partner and Investment Strategist,

Holland Capital Management, L.P.

JoAnn Sannasardo Lilek, Trustee and

Chair of the Board of Trustees

Susan M. Chamberlain,

Chief Compliance Officer

Lou Holland Growth Fund and Holland

Capital Management, L.P.

Laura J. Janus, Treasurer

Managing Partner and

Chief Investment Officer-Fixed Income,

Holland Capital Management, L.P.

Monica L. Walker, Secretary

Managing Partner and

Chief Investment Officer-Equity,

Holland Capital Management, L.P.

INVESTMENT MANAGER

Holland Capital Management, L.P.

One North Wacker Drive, Suite 700

Chicago, IL 60606

Telephone (312) 553-4830

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone (800) 295-9779

CUSTODIAN

U.S. Bank, N.A.

Milwaukee, WI

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Deloitte & Touche LLP

Chicago, IL

SPECIAL COUNSEL

Jorden Burt LLP

Washington, DC

LOU HOLLAND

GROWTH FUND

SEMI-ANNUAL REPORT

June 30, 2007

(Unaudited)

LOU HOLLAND

GROWTH FUND

Letter to Shareholders

Dear Fellow Shareholder:

Thank you for your investment in the Lou Holland Growth Fund.

Fund Results

For the six-month period ending June 30, 2007, the Fund gained 7.56%. By comparison, its style benchmark, the Russell 1000 Growth Index, advanced 8.13%, and its secondary benchmark, the S&P 500 Index, rose 6.96%.

Fund Performance

Healthcare holdings provided the largest positive contribution to relative performance during the period. Schering-Plough led the way as investors started to realize the potential value of the company’s proposed acquisition of Akzo Nobel’s drug unit and after exceptionally strong first quarter results. When we purchased Schering-Plough in 2003, we believed that the new CEO, Fred Hassan, could turn the company around. Margins were severely depressed at the time due to the patent expiration of their former blockbuster allergy medicine, Claritin, and we believed that the company’s cholesterol drugs, Vytorin and Zetia, could grow into a very large franchise that would help stabilize the company. Led by Hassan, gross margins have improved and the company’s cholesterol franchise now accounts for nearly 20% of all prescriptions in the space. Our thesis has played out nicely and we foresee this trend continuing. Invitrogen has also had a strong start as management’s renewed focus on creating shareholder value has led to materially better earnings than investors had anticipated. Finally, Teva Pharmaceuticals ADR, a major detractor to performance in 2006, moved higher as investors are beginning to recognize the growth potential of the company over the next several years.

Apple Computer, Citrix Systems, and Intel, all technology holdings, were also top contributors to overall Fund performance. Apple, which we previously highlighted as a new purchase during 2006, climbed thanks in part to the hype surrounding the launch of the much anticipated iPhone and strong sales of iPods, Macintosh computers and related software. After being the biggest detractor to Fund performance during the fourth quarter of 2006, Citrix soared back, retracing a significant amount of its decline which was caused by revenue results and management guidance below expectations. Intel was aided by the adoption of the Microsoft Vista operating system by corporations and individuals alike, and by the woes of competitor Advanced Micro Devices.

Other major contributors to performance include XTO Energy, CDW Corporation, and TD Ameritrade. XTO Energy has benefited from higher oil prices and continues to deliver solid production growth while maintaining its low cost position. CDW jumped after announcing they were being bought by a private equity firm. Affiliated Computer Services and SLM Corporation (Sallie Mae) were also positively impacted by takeover

LOU HOLLAND

GROWTH FUND

offers. TD Ameritrade rose nicely as the company successfully completed the conversion of the legacy TD Waterhouse clearing operations into the legacy Ameritrade clearing platform. The stock also likely benefited from demands by activist investors for consolidation in the online brokerage arena.

Motorola and Countrywide Financial weighed down results. Motorola fell as price competition and a lack of compelling new high-end handsets hurt their margins. Although disappointed with Motorola’s recent results, we believe the stock’s current valuation does not reflect the favorable dynamics for wireless handset manufacturers and for this leading player in the industry. Although the process may take some time, the company has made several management changes and has taken steps that should improve their cost structure and manufacturing efficiencies. Countrywide Financial has been negatively impacted by the meltdown in the sub-prime mortgage market and by concerns of a spillover into other areas of the mortgage market. We believe that the company has been unfairly punished since its exposure and risk to sub-prime is modest. Despite negative psychology surrounding the stock, we remain holders of this industry leader.

The Fund benefited from our decision to maintain an overweight in energy related stocks, a leading area of the market, and an underweight in consumer related stocks, which have been hurt by concerns of a slowdown in consumer spending. These positive effects were partially offset by no exposure to materials & processing and little exposure to producer durables, cyclical sectors which have performed well during the year.

Portfolio Changes

Our fundamental, bottom-up research identified a number of names that met our long-term, fundamental, conservative investment criteria of double-digit earnings growth rates and reasonable valuations. Additions to the Fund include Suntech Power ADR and Hospira.

Suntech Power participates in the high growth industry of manufacturing solar modules. As an alternative to fossil fuels and other traditional power sources, there is a strong secular demand for solar power and the industry continues to grow at an astounding rate. We believe that Suntech Power is poised to benefit from this trend, particularly given its position as the low cost supplier, its product diversification, and significant expertise in this space.

Hospira is a specialty pharmaceuticals and medication delivery company which was spun out of Abbott Labs in 2004. Management has been focused on running the company more optimally on a stand-alone basis and we see a great opportunity for significant margin improvement over the coming years. Additionally, the company should benefit from a recent acquisition of Mayne Pharmaceuticals that should help jump start its foray into international markets as well as make them a dominant player in the global generic injectable markets.

LOU HOLLAND

GROWTH FUND

Stocks are generally sold when they no longer meet our long-term investment criteria or when replaced with a better idea. Stock sales include Baxter International, Bank of America, SLM Corporation, and Novartis.

Outlook

We continue to expect economic growth in the low single-digit range. Additionally, our view of single-digit earnings growth for S&P 500 companies, versus the double-digit growth rates experienced over the past several years, has seemingly begun to materialize as indicated by the significantly slower earnings growth experienced by S&P 500 companies beginning in the fourth quarter of 2006. And while merger and acquisition and private equity transactions have been significant drivers of higher stock prices, we remain cautious regarding the sustainability of this source of stock market liquidity in the future.

We remain optimistic about large cap growth stocks. During a slowing economy, large companies should perform better due to their size, exposure to foreign markets, cost-cutting potential, higher dividend paying potential, and perceived safety. The benefit of global diversification within a slowing domestic economic environment was a clear driver for many large companies during the first quarter. In this uncertain economic and stock market environment, we expect investors to favor companies with the most stable and highest-quality earnings growth. Additionally, we believe investors will gravitate to companies with strong financial positions, good earnings growth potential, reasonable valuations, and low debt levels, measures consistent with our bottom-up fundamental investment criteria.

We believe that our extensive investment experience and our conservative growth strategy of purchasing high quality, reasonably priced, mid and large capitalization growth companies with a leadership position in their industries will produce superior results for long-term investors.

Sincerely,

Louis A. Holland Founding Partner Investment Strategist	Monica L. Walker Managing Partner Chief Investment Officer-Equity

LOU HOLLAND

GROWTH FUND

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 06/30/97. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING http://www.hollandcap.com/lhgf_perf.html

RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 680 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Average Annual Rate of Return for the Periods Ended June 30, 2007

	Year-to-Date*	1 Year	5 Years	10 Years
Lou Holland Growth Fund	7.56%	17.55%	7.21%	6.40%
Russell 1000 Growth Index	8.13%	19.04%	9.28%	4.39%

*	For the six month period ending June 30, 2007.

LOU HOLLAND

GROWTH FUND

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

The Fund does not currently charge transaction fees such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, or exchange fees. The Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, charges a fee of $15 per transmittal of redemption proceeds by wire, and your bank may charge a fee for receiving a wire transfer. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. These costs are not reflected in the example. If such costs were included, your costs would be higher.

Industry Sectors as of June 30, 2007 Percentages for various classifications relate to net assets

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07 – 06/30/07
Lou Holland Growth Fund Actual	$1,000	$1,075.60	$6.95
Hypothetical (5% return before expenses)	$1,000	$1,018.10	$6.76

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver and reimbursement) 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period from January 1, 2007 to June 30, 2007).

LOU HOLLAND

GROWTH FUND

Statement of Assets and Liabilities

June 30, 2007

(Unaudited)

ASSETS:
Investments, at market value (cost $46,331,619)	$58,310,827
Dividends receivable	38,302
Receivable from shareholders for purchases	105
Receivable from Investment Manager	4,637
Other assets	15,382

Total Assets	$58,369,253

LIABILITIES:
Payable to Investment Manager	$41,436
Payable to shareholders for redemptions	117,359
Accrued expenses and other liabilities	71,498

Total Liabilities	230,293

NET ASSETS	$58,138,960

NET ASSETS CONSIST OF:
Capital stock	$44,781,965
Accumulated net realized gain on investments	1,406,308
Net unrealized appreciation on investments	11,979,208
Accumulated net investment loss	(28,521)

Total Net Assets	$58,138,960

Shares outstanding	2,898,927

Net Asset Value, Redemption Price and Offering Price Per Share	$20.06

Statement of Operations

For the Six Months Ended June 30, 2007

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes of $3,072)	$336,783
Interest income	8,022

Total Investment Income	344,805

EXPENSES:
Investment management fees	245,358
Legal fees	32,446
Transfer agent fees	23,803
Accounting fees	23,802
Trustee fees	23,802
Administration fees	14,433
Audit fees	13,885
Registration fees	11,812
Printing costs	8,925
Custody fees	8,330
Other	13,519

Total expenses before waiver and reimbursement	420,115
Less: Waiver and reimbursement from Investment Manager	(30,427)

Net Expenses	389,688

NET INVESTMENT (LOSS)	(44,883)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	1,286,833
Change in unrealized appreciation (depreciation) on investments	2,991,980

Net realized and unrealized gain on investments	4,278,813

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,233,930

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND

GROWTH FUND

Statements of Changes in Net Assets (Unaudited)

	For the Six Months Ended June 30, 2007	Year Ended December 31, 2006

OPERATIONS:
Net investment income (loss)	$(44,883)	$61,680
Net realized gain on investments	1,286,833	1,137,333
Change in unrealized appreciation (depreciation) on investments	2,991,980	1,823,888

Net increase in net assets from operations	4,233,930	3,022,901

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income	—	(45,318)
Distributions from net realized gains	—	(836,271)

Total distributions	—	(881,589)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,261,096	31,950,093
Net asset value of shares issued for reinvested distributions	—	880,127
Cost of shares redeemed	(6,349,448)	(16,048,207)

Net increase (decrease) in net assets from capital share transactions	(5,088,352)	16,782,013

TOTAL INCREASE (DECREASE) IN NET ASSETS	(854,422)	18,923,325

NET ASSETS:
Beginning of period	58,993,382	40,070,057

End of period (including undistributed net investment income/(accumulated net investment loss) of ($28,521) and $16,362, respectively)	$58,138,960	$58,993,382

CHANGES IN SHARES OUTSTANDING:
Shares sold	65,477	1,778,479
Shares reinvested	—	47,065
Shares redeemed	(329,814)	(889,023)

Net increase (decrease)	(264,337)	936,521

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND

GROWTH FUND

Financial Highlights (Unaudited)

	For the Six Months Ended June 30, 2007		Years Ended December 31,
			2006	2005	2004	2003	2002
Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of period	$18.65		$17.99	$18.23	$16.58	$12.98	$16.53

Income from investment operations:
Net investment income (loss)(1)	(0.01)		0.02	(0.03)	0.05	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.42		0.92	(0.12)	1.80	3.62	(3.53)

Total from investment operations	1.41		0.94	(0.15)	1.85	3.60	(3.55)

Less distributions:
Dividends from net investment income	—		(0.01)	—	(0.05)	—	—
Distributions from capital gains	—		(0.27)	(0.09)	(0.15)	—	—

Total distributions	—		(0.28)	(0.09)	(0.20)	—	—

Net asset value, end of period	$20.06		$18.65	$17.99	$18.23	$16.58	$12.98

Total return	7.56	%(2)	5.23%	(0.80)%	11.21%	27.73%	(21.48)%

Supplemental data and ratios:

Net assets, end of period	$58,138,960		$58,993,382	$40,070,057	$42,143,873	$34,822,593	$18,292,358

Ratios of expenses to average net assets:
Before expense waiver and reimbursement	1.46	%(3)	1.47%	1.65%	1.88%	1.69%	1.86%
After expense waiver and reimbursement	1.35	%(3)	1.35%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets:
Before expense waiver and reimbursement	(0.26	)%(3)	(0.02)%	(0.47)%	(0.24)%	(0.45)%	(0.67)%
After expense waiver and reimbursement	(0.15	)%(3)	0.10%	(0.17)%	0.29%	(0.11)%	(0.16)%

Portfolio turnover rate	9.96	%(2)	31.64%	30.63%	40.83%	37.10%	41.12%

(1)	In 2007, 2006, 2005, 2004, and 2003, net investment income (loss) per share is calculated using average shares outstanding. In 2002, net investment (loss) per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.
(2)	Not Annualized.
(3)	Annualized.

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND

GROWTH FUND

Schedule of Investments

June 30, 2007 (Unaudited)

Number of Shares		Value
	COMMON STOCKS - 99.7% (a)
	Auto & Transportation - 1.5%
7,975	FedEx Corp.	$884,986

	Consumer Discretionary - 12.0%
9,100	Carnival Corp. f	443,807
6,950	CDW Corp.	590,542
26,500	The Cheesecake Factory Inc.*	649,780
14,300	Kohl’s Corp.*	1,015,729
19,200	Omnicom Group Inc.	1,016,064
22,950	Staples Inc.	544,604
33,200	Time Warner Inc.	698,528
6,900	Viacom Inc. - Class B*	287,247
20,050	Wal-Mart Stores, Inc.	964,606
14,950	Weight Watchers International, Inc.	760,057

		6,970,964

	Consumer Staples - 5.4%
24,500	PepsiCo, Inc.	1,588,825
8,950	Procter & Gamble Co.	547,651
22,750	Walgreen Co.	990,534

		3,127,010

	Financial Services - 14.4%
15,350	AFLAC Inc.	788,990
34,050	American International Group, Inc.	2,384,522
16,000	Automatic Data Processing, Inc.	775,520
21,200	H&R Block, Inc.	495,444
14,900	Citigroup Inc.	764,221
15,100	Countrywide Financial Corp.	548,885
20,700	Fannie Mae	1,352,331
15,150	Paychex Inc.	592,668
34,800	TD Ameritrade Holding Corp.*	696,000

		8,398,581

Number of Shares		Value
	Healthcare - 18.2%
63,200	Boston Scientific Corp.*	$969,488
12,250	CVS Corp.	446,513
13,450	Eli Lilly & Co.	751,586
11,750	Genzyme Corp.*	756,700
12,950	Hospira Inc.*	505,568
34,750	IMS Health Inc.	1,116,518
10,050	Invitrogen Corp.*	741,188
22,600	Johnson & Johnson	1,392,612
9,200	Laboratory Corporation of America Holdings*	719,992
9,600	McKesson Corp.	572,543
55,500	Schering-Plough Corp.	1,689,420
22,400	Teva Pharmaceutical
	Industries Ltd.-Sponsored ADR	924,000

		10,586,128

	Integrated Oils - 5.4%
5,650	Chevron Corp.	475,956
17,850	Exxon Mobil Corp.	1,497,258
19,800	Occidental Petroleum Corp.	1,146,024

		3,119,238

	Other - 3.0%
45,100	General Electric Corp.	1,726,427

	Other Energy - 7.1%
17,750	BJ Services Co.	504,810
19,750	Halliburton Co.	681,375
9,450	Noble Corp. f	921,564
34,000	XTO Energy, Inc.	2,043,400

		4,151,149

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND

GROWTH FUND

Schedule of Investments

June 30, 2007 (Unaudited)

Number of Shares		Value
	Producer Durables - 2.0%
17,700	American Tower Corp.*	$743,400
11,850	Suntech Power Holdings Co. Ltd. ADR	432,170

		1,175,570

	Technology - 26.7%
28,500	Adobe Systems Inc.*	1,144,275
7,500	Affiliated Computer Services Inc.*	425,400
12,850	Apple Computer Inc.*	1,568,214
56,050	Citrix Systems, Inc.*	1,887,203
23,300	Cognos, Inc.* f	924,311
60,450	Intel Corp.	1,436,292
10,600	International Business Machines Corp.	1,115,650
31,350	Linear Technology Corp.	1,134,243
86,200	Microsoft Corp.	2,540,314
49,150	Motorola, Inc.	869,955
17,550	QUALCOMM Inc.	761,495
51,950	Symantec Corp.*	1,049,390
16,950	Zebra Technologies Corp.*	656,643

		15,513,385

	Utilities - 4.0%
24,075	Comcast Corp. - Class A*	676,989
14,300	Questar Corp.	755,754
42,800	Sprint Nextel Corp.	886,388

		2,319,131

	Total common stocks (cost $45,993,361)	57,972,569

Principal Amount		Value
	SHORT-TERM INVESTMENTS - 0.6% (a)
	Money Market Fund - 0.6%
$338,258	Fidelity Institutional Money Market, 5.22%	$338,258

	Total short-term investments (cost $338,258)	338,258

	Total investments - 100.3% (cost $46,331,619)	58,310,827

	Other liabilities in excess of other assets - (0.3%) (a)	(171,867)

	TOTAL NETS ASSETS - 100.0%	$58,138,960

(a)	Percentages for the various classifications relate to net assets.

f	Foreign Security.

*	Non-income producing security.

ADR-	American depository receipt

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Lou Holland Trust (the “Trust”) was organized on December 20, 1995, as a Delaware business trust and is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a series company and currently consists of one series, the Lou Holland Growth Fund (the “Fund”). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April 29, 1996, and has an unlimited number of shares authorized for issuance with no par value.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - The net asset value of shares of the Fund is normally calculated as of the close of trading (generally, 4:00 PM Eastern) on the New York Stock Exchange (the “Exchange”) on every day the Exchange is open for trading. Stocks are valued at the last quoted sales price on the exchange on which they are primarily traded. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Bonds are valued on the basis of prices furnished by approved pricing services or based on quotations provided by reputable broker-dealers. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by Holland Capital Management, L.P. (the “Investment Manager”) under the supervision of the Board of Trustees. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the Exchange. Short-term securities maturing within sixty (60) days are valued at amortized cost, which approximates market value.

b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be treated as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Unaudited) (Continued)

reclassified between various components of net assets. The permanent differences for the Fund relate to gain recognition treatment of contributed securities and net operating losses.

c) Recent Accounting Pronouncements - On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would result in the Fund recording a tax benefit or expense in the current year. FIN 48 requires that management evaluate the tax positions taken in returns that remain subject to examination by the Fund’s major tax jurisdictions. At June 30, 2007, returns subject to examination include those filed for the period ended December 31, 2004 and thereafter. Management completed an evaluation of the Fund’s tax positions for the applicable periods as of June 30, 2007. Based on that evaluation, management concluded that the adoption of FIN 48 does not materially effect the Fund’s financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements. Management is in the process of analyzing the impact of SFAS No. 157. The Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Unaudited) (Continued)

least annually. Net realized gains or losses may differ for financial reporting and tax purposes as a result of losses from wash sales, and other potential book-tax differences.

e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and possible adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. INVESTMENT TRANSACTIONS	The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the six months ended June 30, 2007, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	5,756,654	10,893,402

3. FEDERAL INCOME TAX MATTERS	At June 30, 2007, the cost of investments for federal income tax purposes was $46,331,619, and gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation	$13,356,758
(Depreciation)	(1,377,550)

Net appreciation on investments	$11,979,208

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Unaudited) (Continued)

At the close of business on May 2, 1996, the Partners of Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer, the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of June 30, 2007, the Fund held securities with $59,214 of net unrealized appreciation relating to the transfer.

The Fund’s distributions for the fiscal year ended December 31, 2006 were as follows:

December 31, 2006
Ordinary income	$45,318
Long-term capital gains	836,271

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$196,524
Undistributed long-term gain	240

During the year ended December 31, 2006, the Fund utilized $134,369 of capital losses carried forward from prior years to offset realized gains. At December 31, 2006, the Fund has no remaining capital loss carry forward balances. The Fund had $7,007 of capital losses realized after October 31, 2006, which were deferred for tax purposes to the first day of the following fiscal year.

4. RELATED PARTY AGREEMENTS

The Fund has entered into an Investment Management and Administration Agreement with the Investment Manager. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund’s daily net assets up to $500 million. The fee declines at specified breakpoints as net assets increase.

The Investment Manager has contractually agreed to waive its management fee and reimburse other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This reimbursement may only be terminated under the approval of the Board of Trustees. For the six months ended June 30, 2007, the Investment Manager waived and reimbursed the Fund $30,427.

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Unaudited) (Continued)

Holland Capital Management, L.P. serves as principal underwriter and distributor (the “Distributor”) of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. No shareholder trades were placed through the Distributor for the six months ended June 30, 2007. The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

5. ADDITIONAL DISCLOSURE

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities please call the Trust at 1-800-295-9779 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the Fund’s website at http://www.hollandcap.com/ihgf.html and on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2007, is also available on the Fund’s website or the Commission’s website. Information on how the Fund voted proxies is also available by calling 1-800-295-9779. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

LOU HOLLAND

GROWTH FUND

Approval of Lou Holland Growth Fund Advisory Agreement

At a meeting of the Board of Trustees held on March 19, 2007, the Trustees voted to approve the continuance of the Investment Management and Administration Agreement (the “Advisory Agreement”), dated March 27, 1996, by and between the Trust, on behalf of the Fund, and Holland Capital Management, L.P. (the “Investment Manager”). Pursuant to the Advisory Agreement, the Investment Manager supervises and directs the day-to-day investments and operation of the Fund in accord with the Fund’s investment objective, investment program, policies, and restrictions, subject to the authority of the Board of Trustees. The Investment Manager also supervises the overall administration of the Trust, which includes, among other activities, preparing and filing documents required for compliance of the Trust with applicable laws and regulations, preparing agendas and other supporting documents for the meetings of the Board, maintaining the corporate records and books of the Trust, and serving as the liaison with its independent registered public accountant and service providers such as the custodian, transfer agent, and administrator.

At that meeting, the Trustees were presented with information regarding, among other things:

•	the nature and extent of the services provided by the Investment Manager;

•	the cost of those services;

•	the Investment Manager’s personnel providing services to the Fund;

•	the investment performance of the Fund in relation to its benchmark indices and in relation to other mutual funds having similar investment objectives;

•	overall expenses of the Fund;

•	brokerage transactions and the cost thereof;

•	the financial condition of the Investment Manager, and

•	the effect of the Fund’s relatively small size, and prospects for future growth, as those factors relate to investment performance and expenses.

The Trustees also considered information that is provided to the Trustees on an ongoing basis at regular meetings of the Board held throughout the year, such as performance and compliance reports. In deciding to approve the Advisory Agreement, the Trustees did not identify any single factor as determinative, and each Trustee weighted the various factors as he or she deemed appropriate after consideration of the information as a whole.

LOU HOLLAND

GROWTH FUND

Approval of Lou Holland Growth Fund Advisory Agreement (Continued)

The Trustees considered the nature, extent and quality of the services provided by the Investment Manager pursuant to the Advisory Agreement. The Trustees considered, among other things, the Investment Manager’s investment personnel, experience, and performance track record, the resources dedicated to the Fund by the Investment Manager, and the scope of the Investment Manager’s advisory and administrative services under the Advisory Agreement. After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided by the Investment Manager.

The Trustees considered information provided by an independent provider of investment company data comparing the Fund’s fees and expenses with those of other mutual funds of comparable size and investment style. It was noted that the Fund is a no-load mutual fund and has no 12b-1 fees, and that the Investment Manager is contractually obligated to waive its investment management fee and reimburse other Fund expenses to the extent total expenses of the Fund exceed 1.35%. The Trustees reviewed the Fund’s total expenses and the level of management fees in relation to the fees and expenses of other mutual funds having similar investment objectives, as well as the investment performance of the Fund in relation to such other mutual funds and in relation to the Fund’s benchmark indices. The comparative data reviewed by the Trustees indicated that, while the total expenses of the Fund could be viewed as being higher than the average of similar no-load mutual funds, the Fund’s management fee and expense ratio did not appear out of line with such other funds. With respect to performance, the Fund’s relative underperformance for the two most recent calendar years was noted and discussed by the Trustees. The potential realization of economies of scale as the Fund grows was not viewed as being a significant factor given the relatively small size of the Fund, the current level of expense waivers and reimbursements by the Investment Manager, and the fact that the current management fee schedule includes breakpoints as assets under management increase. The Trustees discussed the financial condition and profitability of the Investment Manager and were assured of the Investment Manager’s continued financial stability. They also took into consideration that the Investment Manager is authorized to direct the Fund’s brokerage transactions to brokers that provide the Investment Manager with investment research and related services for which it might otherwise be obliged to pay from its own funds. After review and discussion of the information presented, the Trustees concluded that the current level of investment management fees paid by the Fund to the Investment Manager is fair and reasonable in relation to the services rendered to the Fund.

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Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included as a part of the Report to Shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures are effective and that they provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Not applicable.
(2) Certifications required by Rule 30a-2(a) under the Act are attached hereto.
(3) Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Act is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE LOU HOLLAND TRUST

By:	/s/ Louis A. Holland
Name:	Louis A. Holland
Title:	President and Principal Executive Officer
Date:	August 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Louis A. Holland
Name:	Louis A. Holland
Title:	President and Principal Executive Officer
Date:	August 28, 2007

By:	/s/ Laura J. Janus
Name:	Laura J. Janus
Title:	Treasurer and Principal Financial Officer
Date:	August 28, 2007

EXHIBIT LIST

Exhibit 12(a)(1)	Not applicable

Exhibit 12(a)(2)(a)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b)(1)	Certification required by Rule 30a-2(b) under the Act